                 AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER

         This Amendment No. 2 to Agreement and Plan of Merger (this "AMENDMENT") is made as of August 25, 2000, by and among Genzyme Corporation, a Massachusetts corporation ("GENZYME"), Seagull Merger Corporation, a Massachusetts corporation and a wholly owned subsidiary of Genzyme ("SEAGULL"), and Biomatrix, Inc., a Delaware corporation ("BIOMATRIX").

         WHEREAS, the parties have entered into that certain Agreement and Plan of Merger dated as of March 6, 2000 (as amended by Amendment No. 1 thereto, dated April 17, 2000, the "MERGER AGREEMENT"), which provides that Biomatrix be merged with and into Seagull on the terms and subject to the conditions set forth in the Merger Agreement; and

         WHEREAS, the parties wish to amend the terms of the Merger Agreement;

         NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1. Section 10.1(a) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

                  (a) by either Biomatrix or Genzyme, by written notice to the other, if the Effective Time shall not have occurred on or before October 31, 2000 (the "Outside Date"); provided, however, that the right to terminate this Agreement under this Section 10.1(a) shall not be available to any party whose breach of a representation or warranty or failure to fulfill any covenant or agreement under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date; and provided, further, however, that on October 30, 2000, either party, by written notice to the other, may extend the Outside Date to a date that is not later than November 15, 2000, if such party is in the process of soliciting proxies for the Biomatrix Stockholders Meeting or the Genzyme Stockholders Meeting, as the case may be;

         2. Genzyme, Seagull and Biomatrix each represents and warrants that it has full corporate power and authority to enter into this Amendment; and that all corporate action on its part necessary to authorize this Amendment (other than the approval of the Merger (as defined in the Merger Agreement)), as contemplated by Section 10.5 of the Merger Agreement, has been taken.

         3. Except as expressly modified hereby, the Merger Agreement shall remain in full force and effect in accordance with its original terms.

         4. This Amendment shall be governed, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of laws, except to the extent that the laws of the State of


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Delaware apply to the Merger and the rights of stockholders of Biomatrix relative to the Merger.

         5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

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                                       2

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Agreement and Plan of Merger as of the date first stated above.

                               GENZYME CORPORATION


                               By:      /s/ Earl M. Collier, Jr.
                                  -------------------------------------------
                                     Earl M. Collier, Jr.
                                     Executive Vice President


                               SEAGULL MERGER CORPORATION


                               By:      /s/ Earl M. Collier, Jr.
                                  -------------------------------------------
                                     Earl M. Collier, Jr.
                                     President


                               By:      /s/ David B. Johnston
                                  -------------------------------------------
                                     David B. Johnston
                                     Treasurer


                               BIOMATRIX, INC.


                               By:      /s/ Endre A. Balazs
                                  -------------------------------------------
                                     Endre A. Balazs
                                     Chief Executive Officer and Chief
                                     Scientific Officer



                               By:      /s/ Rory B. Riggs
                                  -------------------------------------------
                                     Rory B. Riggs
                                     President


                               By:      /s/ Maxine Seifert
                                  -------------------------------------------
                                     Maxine Seifert
                                     Vice President, Finance, Chief Financial
                                     Officer and Treasurer